UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

Paradigm Genetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-30365	56-2047837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Alexander Drive, Research Triangle Park, North Carolina	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 425-3000

Item 12.    Disclosure of Results of Operations and Financial Condition.

The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press Release dated November 12, 2003.

On November 12, 2003, the Registrant issued a press release to report its financial results for the quarter ended September 30, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paradigm Genetics, Inc. (Registrant)

Date: November 12, 2003	By:	/s/ PHILIP R. ALFANO

Philip R. Alfano Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Sequential Page Number

99.1	The Registrant’s Press Release dated November 12, 2003	5

4